SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 17, 2003

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7. Financial Statements and Exhibits

(c) Exhibits.
99	Press release dated April 17, 2003.

Item 9.  Regulation FD Disclosure.  Coca-Cola Enterprises Inc. to webcast first-quarter 2003 earnings conference call with financial analyst and investors Wednesday, April 23, 2003 at 10:00 a.m. (ET).  The public can access the live webcast at http://www.cokecce.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.                        (Registrant)

Date: April 22, 2003
By:   /S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX
99	Press Release issued April 17, 2003.